UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	October 1, 2003

TELEFLEX INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 948-5100

630 West Germantown Pike, Suite 450, Plymouth Meeting, Pennsylvania

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     5.1

     On October 1, 2003, Teleflex Incorporated issued a press release announcing that, as of June 30, 2003, it had consummated the acquisition of the assets of an automotive cable division from Siemens VDO Automotive AG in the Czech Republic. The foregoing summary is subject to the full text of the press release, which is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

     5.2

     On October 1, 2003, Teleflex Incorporated issued a press release announcing that, as of September 30, 2003, it had consummated the acquisition of the passenger and light truck electronic throttle control business of Williams Controls, Inc., located in Sarasota, Florida. The foregoing summary is subject to the full text of the press release, which is attached to this Report as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated October 1, 2003.
99.2	Press Release dated October 1, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2003	TELEFLEX INCORPORATED

	By:	/s/

Name: Joan W. Schwartz
Title: Assistant Secretary

EXHIBIT INDEX

99.1	Press Release dated October 1, 2003
99.2	Press Release dated October 1, 2003